UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                              FORM 8-K/A-1

                           (Admendment No. 1)


                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


              Date of Earliest Event Reported:  May 13, 1997


                      Jefferson-Pilot Corporation
          (Exact name of registrant as specified in its charter)


            North Carolina                1-5955           56-0896180
        (State or other jurisdiction    (Commission     (I.R.S. Employer
            of incorporation)           File Number)    Identification No.)


          100 North Greene Street, Greensboro, North Carolina    27401
             (Address of principal executive offices)        (Zip Code)


                                 (910) 691-3691
              (Registrant's telephone number, including area code)

Introductory Note

Effective April 30, 1997 for financial reporting purposes, Jefferson-Pilot Corporation (JP Corp) acquired all of the outstanding common stock of Chubb Life Insurance Company of America (Chubb Life) from The Chubb Corporation (Seller). This Form 8-K/A-1 amends the Form 8-K previously filed which reported the acquisition, to provide pro-forma financial information.

The cost of the acquisition consisted of $775 million cash paid by JP Corp to Seller, plus other acquisition costs. In addition, Chubb Life paid a $100 million special dividend to Seller which was funded through liquidation of short-term investments. The $775 million was financed through liquidation of invested assets, the issuance of $150 million Mandatorily Exchangeable Debt Securities ($75 million at 6.95% issued in
April 1997, and $75 million at 6.65% issued in June 1997), net proceeds of $297 from the issuance of 8.14% Capital Securities, Series A and 8.285% Capital Securities, Series B (issued in January 1997 and March 1997, respectively), and the issuance of commercial paper.

Under the Stock Purchase Agreement, there may be post closing adjustments based on Closing Date Financial Statements to be provided by Chubb Life. The pro-forma financial information contained herein does not reflect any such adjustments.

Item 7.  Financial Statements and Exhibits

  Unaudited pro-forma condensed consolidated financial statements, reflecting the acquisition of Chubb Life and its subsidiaries, including:

    - Unaudited pro-forma condensed consolidated balance sheet as of March 31, 1997
    - Unaudited pro-forma condensed consolidated statement of income for the year ended December 31, 1997
    - Unaudited pro-forma condensed consolidated statement of income for the three months ended March 31, 1997
    - Notes to unaudited pro-forma condensed consolidated financial statements


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             JEFFERSON-PILOT CORPORATION

                                                By: /s/  Robert A. Reed
                                                (name)   Robert A. Reed

                                                (title)  Vice President

           Unaudited Pro-forma Condensed Consolidated Financial Statements


The unaudited pro-forma condensed consolidated financial statements are based on the historical financial statements of JP Corp and Chubb
Life. The unaudited pro-forma condensed consolidated statements of income for the three months ended March 31, 1997, and for the year ended December 31, 1996, present the consolidated operating results for JP Corp as if the acquisition of Chubb Life had occurred on January
1, 1996. The unaudited pro-forma condensed consolidated balance sheet as of March 31, 1997 gives effect to the acquisition as if it had occurred on that date, consolidating the JP Corp March 31, 1997 balance sheet with the Chubb Life April 30, 1997 balance sheet (which amounts are not significantly different from the Chubb Life amounts as of March 31, 1997).

The acquisition is being accounted for using the purchase method of accounting. For purposes of the accompanying pro-forma financial statements, the purchase price has been allocated to Chubb Life's tangible and identifiable intangible assets and liabilities based on management's preliminary estimate of their respective fair market values with the difference allocated to cost in excess of net assets acquired. The allocation of the purchase price is subject to revision when any post closing adjustments are known and when additional information concerning asset and liability valuations is obtained.

The pro-forma financial statements do not purport to represent the results of operations or financial positions of JP Corp had the acquisition occurred on the dates indicated, or to project for any future period or date the results of operations or financial position. These pro-forma financial statements do not reflect any potential savings that may result from the combined operations of JP Corp and Chubb Life, or transition expenses associated with integrating systems and processes.

The pro-forma financial statements should be read in conjunction with the separate historical consolidated financial statements of JP Corp and Chubb Life for the three months ended March 31, 1997, and the year ended December 31, 1996, which have been previously filed.

             Unaudited Pro-forma Condensed Consolidated Balance Sheet
                                March 31, 1997
                            (Dollars in thousands)

                                         Jefferson-      Chubb
                                           Pilot         Life &                     Note
                                         Corporation   Subsidiaries  Adjustments  Reference  Pro-forma
                                         -----------   ------------  -----------  ---------  ----------
ASSETS
CASH AND INVESTMENTS:

   Debt securities held to maturity      $ 3,868,272   $  374,489    ($374,489)    (5)       $ 3,868,272

   Debt securities available for sale      6,508,416    2,439,193     (135,200)    (2)
                                                                       (25,449)    (3)
                                                                        24,550     (4)
                                                                       374,489     (5)         9,185,999

   Equity securities                         827,538       17,844     (125,100)    (2)           720,282
   Mortgage loans                          1,346,853        7,930                              1,354,783
   Policy loans                            1,211,091      222,076                              1,433,167

   Cash, short-term and other                534,098       85,561     (100,000)    (1)
     investments                                                      (307,400)    (2)
                                                                        (1,836)    (5)
                                                                        48,906     (5)           259,329
                                         -----------   ----------    ----------              -----------
          Total invested assets           14,296,268    3,147,093     (621,529)               16,821,832

Accrued investment income                    164,895       51,428                                216,323
Accounts receivable and agents'
         balance                             108,463        8,772                                117,235
Reinsurance recoverable                    1,296,127      198,474                              1,494,601

Property and equipment                       111,761       35,692      (14,285)    (4)
                                                                         1,836     (5)           135,004

Deferred policy acquisition cost             695,735      667,865     (667,865)    (3)           695,735

Value of business acquired                   279,555       34,256      (34,256)    (3)
                                                                       481,600     (4)           761,155

Cost in excess of net assets acquired        163,593       62,468      (62,468)    (3)
        other intangible assets                                        149,742     (4)           313,335

Other assets                                 110,379      133,544         (329)    (4)
                                                                       (48,906)    (5)           194,688

Separate account assets                      511,579      452,107                                963,686
                                         -----------   ----------    ----------              -----------
                                         $17,738,355   $4,791,699    ($816,460)              $21,713,594
                                         ===========   ==========    ==========              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Policy liabilities                       $13,741,852   $3,290,783     ($49,577)    (4)       $16,983,058

Tax liabilities                              171,700       39,268      (39,892)    (3)
                                                                       (68,777)    (4)           102,299

Obligations under repurchase
    agreement                                236,598                                             236,598
Short-term debt                                1,493       50,500       67,800     (2)           119,793
Automatic common exchange securities,
    mandatorily exchangeable debt
    securities and other debt                167,887        4,066      150,000     (2)           321,953
Accounts payable and accrued
    expenses                                 172,806       26,828        8,259     (4)           207,893

Other liabilities                             90,144       24,166                                114,310
Net liability for discontinued
    operations                                     0       10,908        8,800     (4)            19,708
Separate account liabilities                 511,579      452,107                                963,686
                                         -----------   ----------     --------               -----------
                Total liabilities         15,094,059    3,898,626       76,613                19,069,298

Guaranteed preferred beneficial interest
    in subordinated debentures
    ("capital securities")                   300,000                                             300,000
Mandatorily redeemable preferred
    stock                                     53,000                                              53,000

  Total stockholders' equity               2,291,296      893,073     (100,000)    (1)
                                                                      (785,500)    (2)
                                                                      (750,146)    (3)
                                                                       742,573     (4)         2,291,296
                                         -----------   ----------    ----------              -----------
     Total liabilities & equity          $17,738,355   $4,791,699    ($816,460)              $21,713,594
                                         ===========   ==========    ==========              ===========

See Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements.

           Unaudited Pro-forma Condensed Consolidated Statement of Income
                         Year Ended December 31, 1996
               (Dollars in thousands except per share amounts)

                                         Jefferson-      Chubb
                                            Pilot        Life &                    Note
                                         Corporation   Subsidiaries  Adjustments  Reference  Pro-forma
                                         -----------   ------------  -----------  ---------  ---------
REVENUE:
  Premiums and other
       considerations                    $  994,399    $  395,283                            $1,389,682
  Net investment income                     892,977       237,530    ($35,277)     (6)        1,095,230
  Communications                            187,092                                             187,092
  Realized investment gains                  45,620        12,587                                58,207
  Other income                                4,133         3,299                                 7,432
                                         ----------    ----------    ---------               ----------
                                          2,124,221       648,699     (35,277)                2,737,643

BENEFITS AND EXPENSES:
  Policy benefits                         1,210,938       365,045                             1,575,983
  Insurance commissions                     153,127        98,770                               251,897
  Communications operations                 130,897                                             130,897
  General, administrative and
     other expenses                         186,326       111,950      14,640      (6)
                                                                     (101,975)     (7)
                                                                       65,979      (8)          276,920
                                         ----------    ----------    ---------               ----------
                                          1,681,288       575,765     (21,356)                2,235,697

Income before income taxes                  442,933        72,934     (13,921)                  501,946
Provision for income taxes                  148,943        24,443     (12,098)     (9)          161,288
                                         ----------    ----------    ---------               ----------
Income from continuing operations           293,990        48,491      (1,823)                  340,658

Dividends on mandatorily
 redeemable preferred stock                  (3,462)                  (24,923)     (6)         (28,385)
                                         ----------    ----------    ---------               ----------
Income from continuing operations
    to common shareholders               $  290,528    $   48,491    ($26,746)               $  312,273
                                         ==========    ==========    =========               ==========
Income per share:
   Operating income to common
    shareholders                              $3.66                                               $3.85
   Gain from sale of investments
    net of tax                                 0.43                                                0.54
                                         ----------                                          ----------
Income from continuing operations
   to common shareholders                     $4.09                                               $4.39
                                         ==========                                          ==========
Shares used in earnings
    per share calculation                71,074,000                                          71,074,000
                                         ==========                                          ==========

See Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements.

           Unaudited Pro-forma Condensed Consolidated Statement of Income
                      Three Months Ended March 31, 1997
                (Dollars in thousands except per share amounts)

                                         Jefferson-      Chubb
                                           Pilot         Life &                      Note
                                         Corporation   Subsidiaries   Adjustments  Reference  Pro-forma
                                         -----------   ------------   -----------  ---------  ---------
REVENUE:
  Premiums and other
       considerations                    $  239,996    $ 87,417                               $  327,413
  Net investment income                     238,037      61,474       ($11,547)     (6)          287,964
  Communications                             50,798                                               50,798
  Realized investment gains                  60,333       3,441        (47,333)     (6)           16,441
  Other income                                1,268         947                                    2,215
                                         ----------    --------       ---------               ----------
                                            590,432     153,279        (58,880)                  684,831

BENEFITS AND EXPENSES:
  Policy benefits                           296,252      80,717                                  376,969
  Insurance commissions                      40,832      20,670                                   61,502
  Communications operations                  34,041                                               34,041
  General, administrative and
    other expenses                           48,525      17,331          3,660      (6)
                                                                       (29,443)     (7)
                                                                        39,669      (8)           79,742
                                         ----------    --------       --------                ----------
                                            419,650     118,718         13,886                   552,254

Income before income taxes                  170,782      34,561        (72,766)                  132,577
Provision for income taxes                   57,478       8,432        (25,974)     (9)           39,936
                                         ----------    --------       ---------               ----------
Income from continuing  operations          113,304      26,129        (46,792)                   92,641

Dividends on Capital Securities
  and mandatorily redeemable
  preferred stock                            (4,529)                    (2,515)     (6)           (7,044)
                                         ----------    --------       ---------               ----------
Income from continuing operations
    to common shareholders               $  108,775    $ 26,129       ($49,307)               $   85,597
                                         ==========    ========       =========               ==========
Income per share:
   Operating income to common
     shareholders                             $0.98                                                $1.06
   Gain from sale of investments
     net of tax                                0.56                                                 0.15
                                         ----------                                           ----------
Income from continuing operations
   to common shareholders                     $1.54                                                $1.21
                                         ==========                                           ==========
Shares used in earnings
    per share calculation                70,745,700                                           70,745,700
                                         ==========                                           ==========

See Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements.


     Notes to Unaudited Pro-forma Condensed Consolidated Financial Statements

Background Information:

The preliminary fair value adjustments to assets and liabilities of Chubb Life as of April 30, 1997, are as follows (dollars in thousands):

      Stockholder's equity as reported by Chubb Life     $  893,073
      Special dividend by Chubb Life to Seller             (100,000)
                                                         -----------
                                                            793,073
      Fair value adjustments:
         Debt securities available for sale                    (899)
         Property and equipment                             (14,285)
         Deferred policy acquisition costs                 (667,865)
         Value of business acquired                         447,344
         Deferred federal income taxes                      108,669
         Cost in excess of net assets acquired               87,274
         Other assets                                          (329)
         Policy liabilities                                  49,577
         Accounts payable and accrued expenses               (8,259)
         Net liability for discontinued operations           (8,800)
                                                         -----------
      Total cost of the acquisition                      $  785,500
                                                         ===========

Unaudited Pro-forma Condensed Consolidated Balance Sheet Adjustments (dollars in thousands):

(1)  To record special dividend paid by Chubb Life
     to Seller:
         Short-term investments                          $  100,000
                                                         ===========

(2)  To record the cost of acquisition of Chubb Life:

         Equity securities                               $ (125,100)
         Debt securities available for sale                (135,200)
         Short-term investments (including
          proceeds of Capital Securities)                  (307,400)
         Mandatorily exchangeable debt securities          (150,000)
         Short-term debt                                    (67,800)
                                                         -----------
                                                         $ (785,500)
                                                         ===========

(3) Elimination of the following historical balances of Chubb Life:

      Debt securities available for sale -
        unrealized gain                                  $  (25,449)
      Deferred policy acquisition costs                    (667,865)
      Deferred federal income taxes                          39,892
      Value of business acquired                            (34,256)
      Cost in excess of net assets acquired                 (62,468)
                                                         -----------
                                                         $ (750,146)
                                                         ===========

(4) Adjustments as a result of the allocation of the purchase price based on the fair values of assets and liabilities of Chubb Life:

      Debt securities available for sale                 $   24,550
      Property and equipment                                (14,285)
      Value of business acquired (actuarially
       determined using a risk rate of return
       discount rate)                                       481,600
      Deferred federal income taxes                          68,777
      Cost in excess of net assets acquired                 149,742
      Other assets                                             (329)
      Policy liabilities                                     49,577
      Accounts payable and accrued expenses                  (8,259)
      Net liability for discontinued operations              (8,800)
                                                         -----------
                                                         $  742,573
                                                         ============

The expected approximate amortization for the next five years of value of business acquired related to the purchase of Chubb Life is as follows:

                          Year ended        Amortization
                          December 31         Amount
                          -----------       ------------
                             1997             $31,400
                             1998              48,400
                             1999              47,100
                             2000              42,500
                             2001              37,900

(5) Reclassifications and other adjustments related to the acquisition of Chubb Life:

      Debt securities held to maturity                       $  (374,489)
      Debt securities available for sale                         374,489
      Short-term investments                                      (1,836)
      Property                                                     1,836
      Short-term investments                                      48,906
      Other assets                                               (48,906)
                                                             ------------
                                                             $         0
                                                             ============

Unaudited Pro-forma Condensed Consolidated Statements of Income Adjustments:

                                                                   Three month
                                                  Year ended       period ended
                                                  December 31       March 31
                                                     1996             1997
                                                  ------------     ------------
                                                  Increase (decrease) to income
(6) Adjustments to reduce investment income
    and increase financing costs include
    the following:
      Decrease in investment income as a
        result of liquidation of invested assets
        to fund cost of the acquisition             $ (28,312)       $  (7,079)
      Decrease in investment income from
        amortization of the acquisition date
        market value adjustment of the debt
        securities portfolio                           (6,965)          (1,741)
      Elimination of investment income on
        proceeds of Capital Securities
        from their issuance up to the
        acquisition date                                  --            (2,727)
                                                    ----------       ----------
      Total investment income adjustment              (35,277)         (11,547)
      Increase in interest expense on debt
        (reflected as an additional general
        and administrative expense)                   (14,640)          (3,660)
      Decrease in realized investment gains
        as a result of liquidation of invested
        assets to fund cost of the acquisition            --           (47,333)
      Increase in dividends on Capital Securities     (24,923)          (2,515)
                                                    ----------       ----------
                                                    $ (74,840)       $ (65,055)
                                                    ==========       ==========

(7) Adjustments to reduce general, administrative
    and other expenses include the following:
     Decrease in the expense for postretirement
       benefits other than pensions for the Chubb
       Life plan.                                   $   1,583        $     --
     Decrease in depreciation expense reflecting
       the purchase accounting adjustments to
       reduce the basis in property and equipment
       to fair value.                                   1,079              242
     Reversal of Chubb Life's historical
     amortization for:
       Deferred policy acquisition costs               92,878           27,694
       Value of business acquired                       4,249              963
       Cost in excess of net assets acquired            2,186              544
                                                    ---------        ---------
                                                    $ 101,975        $  29,443
                                                    =========        =========

(8) Adjustments to increase general,
    administrative and other expenses
    include the following:

   Reversal of gain on transfer of obligation
     for postretirement benefits other than
     pensions to Chubb Corp                         $    --          $ (18,500)
   Increase in the expense for postretirement
     benefits other than pensions assuming
     participation by Chubb Life employees in
     JP Corp's Plan effective January 1,
     1996                                                (201)             (50)
   Amortization of the cost in excess of net
     assets acquired over a 35 year period on a
     straight-line basis                               (4,278)          (1,069)
   Amortization of the value of business acquired
     over the related contract periods, using
     current crediting rates to accrete interest
     for FAS 97 business and assumed asset yields
     to accrete interest for FAS 60 business, with
     amortization in proportion to estimated future
     profits on the FAS 97 business and in
     proportion to premiums on FAS 60 business        (47,100)         (12,250)
   Amortization of deferred policy acquisition costs
     associated with costs deferred subsequent to
     January 1, 1996                                  (14,400)          (7,800)
                                                    ----------       ----------
                                                    $ (65,979)       $ (39,669)
                                                    ==========       ==========

(9) Pro-forma income tax effects of the foregoing
    adjustments based on the statutory tax rate of
    35% except that the amortization of the cost in
    excess of net assets acquired in the Chubb
    Life acquisition is not tax-effected            $ (12,098)       $ (25,974)
                                                    ==========       ==========